UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 28, 2012

ZAYO GROUP, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-169979	26-201259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Centennial Parkway, Suite 200, Louisville, CO 80027

(Address of Principal Executive Offices)

(303) 381-4683

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Indentures

In connection with the acquisition (the “AboveNet Acquisition”) by Zayo Group, LLC (the “Company”) of AboveNet, Inc. (“AboveNet”), a provider of high-bandwidth connectivity solutions, on June 28, 2012, Zayo Escrow Corporation (“Escrow Corp”), a direct wholly-owned subsidiary of the Company, completed a private offering (the “Notes Offering”) exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), of $750,000,000 aggregate principal amount of 8.125% senior secured first-priority notes due 2020 (the “Secured Notes”), and $500,000,000 aggregate principal amount of 10.125% senior unsecured notes due 2020 (the “Unsecured Notes” and, together with the Secured Notes, the “Notes”). The Secured Notes were originally issued under an indenture dated June 28, 2012 (the “Base Secured Indenture”) between Escrow Corp and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). The Unsecured Notes were originally issued under an indenture dated June 28, 2012 (the “Base Unsecured Indenture”) between Escrow Corp and the Trustee.

On July 2, 2012, the Company and Zayo Capital, Inc., a direct wholly-owned subsidiary of the Company (“Zayo Capital” and, together with the Company, the “Issuers”), both assumed the obligations of Escrow Corp under the Notes (the “Assumption”). The Issuers assumed the rights and obligations of Escrow Corp under the Secured Notes by entering into a supplemental indenture to the Base Secured Indenture among the Issuers, Escrow Corp, the guarantors party thereto and the Trustee (as so supplemented, the “Secured Indenture”). The Issuers assumed the rights and obligations of Escrow Corp under the Unsecured Notes by entering into a supplemental indenture to the Base Unsecured Indenture among the Issuers, Escrow Corp, the guarantors party thereto and the Trustee (as so supplemented, the “Unsecured Indenture,” and together with the Secured Indenture, the “Indentures”).

The Secured Notes will bear interest at the rate of 8.125% per year, and the Unsecured Notes will bear interest at the rate of 10.125% per year. Interest on the Notes is payable on January 1 and July 1 of each year, beginning on January 1, 2013. The Secured Notes will mature on January 1, 2020 and Unsecured Notes will mature on July 1, 2020. At any time on or after July 1, 2015 or July 1, 2016, the Issuers may redeem the Secured Notes or the Unsecured Notes, respectively, in whole or in part, at the applicable redemption prices set forth in the applicable Indenture, plus accrued interest. Before July 1, 2015 or July 1, 2016, the Issuers may redeem the Secured Notes or the Unsecured Notes, respectively, in whole or in part, at a redemption price equal to 100% of their principal amount, plus accrued interest and a “make-whole” premium as set forth in the applicable Indenture. In addition, before July 1, 2015, the Issuers may redeem up to 35% of the Secured Notes and up to 35% of the Unsecured Notes at a redemption price equal to 108.125% and 110.125%, respectively, of their principal amounts, plus accrued interest, using the proceeds of certain equity offerings.

The proceeds from the Notes Offering will be used in part, and in conjunction with the proceeds of the New Credit Facilities (as defined below), to repay the outstanding portion of Company’s existing credit facilities, to finance the Company’s cash tender offer for the $350 million outstanding aggregate principal amount of the Company’s Tender Notes (as defined below), to pay the $2.2 billion cash consideration (net of cash acquired) for the AboveNet Acquisition and to refinance certain existing indebtedness of AboveNet.

The Indentures contain covenants that, among other things, restrict the ability of the Issuers and their restricted subsidiaries to incur additional indebtedness and issue preferred stock, pay dividends or make other distributions with respect to any equity interests, make certain investments or other restricted payments, create liens, sell assets, incur restrictions on the ability of the Issuers’ restricted subsidiaries to pay dividends or make other payments to the Issuers, sell certain assets or merge with or into other companies, engage in transactions with affiliates, and enter into sale and leaseback transactions. The terms of the Indentures include customary events of default.

Upon Assumption, the Secured Notes are fully and unconditionally guaranteed on a senior secured basis, and the Unsecured Notes are fully and unconditionally guaranteed on a senior unsecured basis, by all of the Company’s current and future domestic restricted subsidiaries, which include AboveNet and each of its domestic subsidiaries (the “Guarantors”). The Secured Notes and the related guarantees (the “Secured Guarantees”) are the Issuers’ and the Guarantors’ senior secured first-priority obligations, and the Unsecured Notes and the guarantees thereof (the “Unsecured Guarantees”) are the Issuers’ and the Guarantors’ senior unsecured obligations, and each rank equally in right of payment with the Issuers’ and the Guarantors’ existing and future senior indebtedness, including the Company’s New Credit Facilities (as defined below), and rank senior to all of the Issuers’ and the Guarantors’ existing and future subordinated indebtedness, if any.

Following the Assumption, the Secured Notes and the Secured Guarantees are secured, subject to certain permitted liens, on a first-priority basis, equally and ratably with the Issuers’ and the Guarantors’ obligations under both the Company’s new $250 million senior secured revolving credit facility (the “New Revolving Credit Facility”) and the Company’s new $1,620 million senior secured term loan credit facility (the “New Term Loan Facility” and, together with the New Revolving Credit Facility, the “New Credit Facilities”) and by all of the Company’s and the Guarantors’ assets that secure the New Revolving Credit Facility and the New Term Loan Facility.

The foregoing description of the Notes and the Indentures is qualified in its entirety by reference to the Indentures, copies of which are filed as Exhibits 4.1, 4.2, 4.3 and 4.4 to this Current Report on Form 8-K and incorporated herein by reference.

Registration Rights Agreement

On July 2, 2012, the Issuers, the Guarantors and Morgan Stanley & Co. LLC and Barclays Capital Inc., as representatives of the initial purchasers of the Notes entered into a Registration Rights Agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Issuers and the Guarantors agreed to file with the Commission a registration statement on the appropriate form under the Securities Act with respect to an offer to exchange the Notes (the “Exchange Offer Registration Statement”). Upon the effectiveness of the Exchange Offer Registration Statement, the Issuers and the Guarantors will offer to the beneficial owners of Notes who are able to make certain representations the opportunity to exchange their Notes for notes registered under the Securities Act (the “Exchange Notes”) that are substantially identical to the terms of the Notes, except that the transfer restrictions, registration rights and additional interest provisions relating to the Notes will not apply to the Exchange Notes (the “Exchange Offer”), and to complete the Exchange Offer on or before June 28, 2013. The Issuers and the Guarantors may be required to file a shelf registration statement to cover resales of the Notes under certain circumstances. If the Issuers do not consummate the exchange offer by June 28, 2013 or certain other conditions occur, the Registration Rights Agreement provides that additional interest will be payable on the Notes.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

New Credit Facilities

Concurrently with the closing of the AboveNet Acquisition, the Company entered into its New Revolving Credit Facility and its New Term Loan Facility pursuant to a credit agreement, dated as of July 2, 2012, by and among the Company, Zayo Capital, the guarantors party thereto, the lenders party thereto, SunTrust Bank, as issuing bank, SunTrust Bank, as collateral agent, Morgan Stanley Senior Funding, Inc., as administrative agent for the New Term Loan Facility, SunTrust Bank, as administrative agent for the New Revolving Loan Facility, Morgan Stanley Senior Funding, Inc. and Barclays Bank plc, as co-syndication agents and joint lead arrangers for the New Term Loan Facility, SunTrust Robinson Humphrey, Inc., as lead arranger for the New Revolving Loan Facility, Morgan Stanley Senior Funding, Inc., Barclays Bank plc and RBC Capital Markets, as joint bookrunners for the New Term Loan Facility and RBC Capital Markets, as documentation agent for the New Term Loan Facility.

The New Term Loan Facility will mature in July 2019 and the New Revolving Credit Facility will mature in July 2017. The proceeds of the New Term Loan Facility will be used to finance a portion of the AboveNet Acquisition, fund the Company’s transaction-related fees and expenses and general corporate purposes. The outstanding term loans under the New Term Loan Facility are subject to amortization at 1% of the initial principal amount per annum, payable quarterly. The New Revolving Credit Facility is available for cash borrowings and for the issuance of letters of credit up to a sub-limit of $30 million, with a swingline loan sub-facility up to a sub-limit of $25 million. The Company’s obligations under the New Credit Facilities will be guaranteed by its domestic subsidiaries, subject to certain exceptions. All obligations under the New Credit Facilities will be secured by a lien and security interest on substantially all of the Company’s tangible and intangible assets and those of the subsidiary guarantors, subject to certain exceptions. This lien will be equally and ratably shared with the lien securing the Company’s obligations and those of such subsidiaries in respect of the Secured Notes and the Secured Guarantees. Until such time as the requisite regulatory approvals have been obtained from certain state public utility commissions, borrowings under the New Revolving Credit Facility shall not exceed $130,000,000.

Borrowings under the New Term Loan Facility will bear interest per annum at a fixed rate, at the Company’s option subject to certain restrictions, of LIBOR plus a margin of 5.875%, or the Base Rate plus a margin of 4.875%. Borrowings under the New Revolving Credit Facility will bear interest per annum at a fixed rate, at the Company’s option subject to certain restrictions, of LIBOR plus a margin of 5.375%, or the Base Rate plus a margin 4.375%. The margins for revolving loans will be subject to quarterly adjustment commencing at the first full fiscal quarter after the closing date based on the Company’s leverage ratio. The “Base Rate” is equal to the greater of (i) the Federal Funds effective rate plus 50 basis points and (ii) LIBOR for a one-month interest period (calculated daily) plus 100 basis points; in no case will the Base Rate applicable to the New Term Loan Facility be less than 2.25% per annum and in no case will LIBOR applicable to the New Term Loan Facility be less than 1.25% per annum. Borrowings under the New Credit Facilities will be prepayable at any time prior to maturity (subject to advance notice) without penalty, other than customary breakage costs and redeployment costs.

The New Credit Facilities will be used in part, and in conjunction with the proceeds of the Notes Offering, to pay the outstanding portion of Company’s existing credit facilities, to finance the Company’s cash tender offer for the $350 million outstanding aggregate principal amount of the Company’s Tender Notes (as defined below), to pay the $2.2 billion cash consideration for the AboveNet Acquisition and to refinance certain indebtedness of AboveNet in connection therewith and for general corporate purposes.

The foregoing description of the New Credit Facilities is qualified in its entirety by reference to the credit agreement described in this Item 1.01, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Security Documents

Concurrently with the entry into New Credit Facilities and the Indentures, the Company entered into: (i) a Collateral Agency and Intercreditor Agreement (the “Intercreditor Agreement”), dated as of July 2, 2012 by and among Zayo Group, Zayo Capital, the other grantors party thereto, Morgan Stanley Senior Funding, Inc., as administrative agent for the New Term Loan Facility, SunTrust Bank, as administrative agent for the New Revolving Loan Facility, SunTrust Bank, as joint collateral agent (the “Collateral Agent”), and The Bank of New York Mellon Trust Company, N.A., as initial notes authorized representative and (ii) a Security Agreement (together with the Intercreditor Agreement, the “Security Documents”), dated as of July 2, 2012 by and among Zayo Group, Zayo Capital, the other grantors party thereto, and SunTrust Bank, as the Collateral Agent. The Security Documents provide for the grant of security interests in the collateral securing the New Credit Facilities and the Secured Notes in favor of the Collateral Agent, for the benefit of the Trustee and the holders of the notes and the lenders under the New Revolving Loan Facility.

The foregoing description of the Security Documents is qualified in its entirety by reference to the Security Documents, copies of which are filed as Exhibits 10.3 and 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously disclosed in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (“SEC”) on March 19, 2012, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with AboveNet, a provider of high-bandwidth connectivity solutions. On July 2, 2012, the AboveNet Acquisition was consummated, and the Company acquired 100 percent of the outstanding capital stock of AboveNet in exchange for a purchase price of approximately $2.2 billion in cash (net of cash acquired). The Merger Agreement was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K dated March 19, 2012. Historical financial statements of AboveNet and pro forma financial statements related to the AboveNet Acquisition are attached hereto as Exhibits 99.3, 99.4 and 99.5.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 3.03. Material Modification to Rights of Security Holders.

As previously described in the Company’s Current Report on Form 8-K filed June 19, 2012, the Company entered into a Seventh Supplemental Indenture (the “Seventh Supplemental Indenture”) to the indenture governing the Company’s 10.25% Senior Secured First-Priority Notes due 2017 (the “Tender Notes”) that eliminated most of the restrictive covenants and certain of the events of default and released the collateral securing the obligations under the Tender Notes. The amendments contained in the Seventh Supplemental Indenture became operative on July 2, 2012, when the purchase of the required 75% or more aggregate principal amount of the Tender Notes was consummated.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 2, 2012, Philip A. Canfield was appointed to serve as a director of the Company. Mr. Canfield is co-head of the Information Services & Technology Group at the private equity firm GTCR LLC (“GTCR”). Mr. Canfield is currently a director of Sorenson Communications, IQNavigator, Global Traffic Network and Cannondale Investments. Mr. Canfield joined GTCR in 1992 and became a Principal in 1997. He previously worked in the corporate finance department of Kidder, Peabody and Company. He holds an MBA from the University of Chicago and a BBA in Finance with high honors from the Honors Business Program at the University of Texas. Mr. Canfield was appointed as a director by GTCR as provided in the Third Amended and Restated Limited Liability Company Agreement, dated as of July 2, 2012 (the “CII LLC Agreement”) of Communications Infrastructure Investments, LLC (“CII”), the Company’s parent.

Also on July 2, 2012, Lawrence Fey was appointed to serve as a director of the Company. Mr. Fey is a Vice President at GTCR. He joined GTCR in 2005 and became a Vice President in 2008. Prior to joining GTCR, Mr. Fey worked in the Mergers, Acquisitions and Restructuring/Corporate Finance group at Morgan Stanley. He holds a BA in Economics cum laude from Dartmouth College. He currently is a director of Six3 Systems, CAMP Systems, Global Traffic Network and Mondee and works closely with Landmark Aviation. Mr. Fey was appointed as a director by GTCR as provided in the CII LLC Agreement.

In connection with the transactions of CII described in Item 8.01 of this Current Report on Form 8-K, GTCR purchased approximately $260 million worth of Class C Preferred Units of CII out of a total $472 million of Class C Preferred Units sold.

Item 7.01. Regulation FD Disclosure.

The Company issued a press release dated July 2, 2012 announcing the completion of the AboveNet Acquisition and a press release dated July 2, 2012 with respect to the other matters described in this Form 8-K. Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2.

The information contained under Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), and shall not be deemed incorporated by reference in any filing with the SEC under the Exchange Act or the Securities Act, whether made before or after the date hereof and irrespective of any general incorporation language in any filings unless explicitly included.

Item 8.01. Other Events.

On July 2, 2012, CII, the Company’s parent, concluded the sale of: (i) 60,697,641 Class C Preferred Units of CII pursuant to a Securities Purchase Agreement dated March 18, 2012 (the “Securities Purchase Agreement”), (ii) 37,702,256.90 Class C Preferred Units of CII pursuant to a Securities Purchase Agreement dated June 11, 2012 (the “Co-Invest Purchase Agreement”), and 516,161.91 Class C Preferred Units of CII pursuant to a Securities Purchase Agreement dated July 2, 2012, (together with the Securities Purchase Agreement and the Co-Invest Purchase Agreement, the “Securities Purchase Agreements”), to the several purchasers named in the Securities Purchase Agreements. The total value of the Class C Preferred Units of CII sold pursuant to the Securities Purchase Agreements was approximately $472 million. As specified in the Securities Purchase Agreements, on July 2, 2012, CII and its members also entered into the CII LLC Agreement and a Second Amended and Restated Registration Rights Agreement, each dated as of July 2, 2012.

On July 2, 2012, the Company announced that it had completed the Tender Offer and related consent solicitation whereby it accepted for payment $347 million, or 99% of the outstanding Tender Notes, as described in Item 3.03 of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited combined financial statements of AboveNet, Inc. for the years ended December 31, 2011 and December 31, 2010 are attached as Exhibit 99.3 to this Form 8-K and incorporated herein by reference.

The unaudited consolidated financial statements of AboveNet, Inc. for the three months ended March 31, 2012 and March 31, 2011 are attached as Exhibit 99.4 to this Form 8-K and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The following unaudited pro forma consolidated financial information related to the AboveNet Acquisition is attached as Exhibit 99.5 to this Form 8-K and incorporated herein by reference:

(i)	Unaudited Pro Forma Statement of Operations for the Year Ended June 30, 2011.

(ii)	Unaudited Pro Forma Statement of Operations for the Nine Months Ended March 31, 2012.

(iii)	Unaudited Pro Forma Balance Sheet as of March 31, 2012.

(d)	Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger by and among Zayo Group, LLC and AboveNet, Inc., dated as of March 18, 2012. Incorporated by reference to the Company’s Form 8-K filed on March 19, 2012.
4.1*	Secured Notes Indenture, dated as of June 28, 2012 between Zayo Escrow Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee.
4.2*	Unsecured Notes Indenture, dated as of June 28, 2012 between Zayo Escrow Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee.
4.3*	Secured Notes First Supplemental Indenture, dated as of July 2, 2012, between Zayo Group, LLC, Zayo Capital, Inc., Zayo Escrow Corporation, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.
4.4*	Unsecured Notes First Supplemental Indenture, dated as of July 2, 2012, among Zayo Group, LLC, Zayo Capital, Inc., Zayo Escrow Corporation, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.
4.5	Seventh Supplemental Indenture, dated as of June 15, 2012, among Zayo Group, LLC, Zayo Capital, Inc., the guarantors party thereto, and The Bank of New York Mellon Trust Company, N.A., as trustee. Incorporated by reference to Exhibit 4.1 to the Company’s Form 8-K filed on June 19, 2012.
10.1*	Registration Rights Agreement, dated as of July 2, 2012, among Zayo Group, LLC, Zayo Capital, Inc., the guarantors party thereto, and Morgan Stanley & Co. LLC and Barclays Capital Inc., as representatives of the several initial purchasers listed therein.
10.2*	Credit Agreement, dated as of July 2, 2012, among Zayo Group, LLC, Zayo Capital, Inc., the guarantors party thereto, the lenders party thereto, SunTrust Bank, as issuing bank, SunTrust Bank, as collateral agent, Morgan Stanley Senior Funding, Inc., as administrative agent for the term loan facility, SunTrust Bank, as administrative agent for the revolving loan facility, Morgan Stanley Senior Funding, Inc. and Barclays Bank plc, as co-syndication agents and joint lead arrangers for the term loan facility, SunTrust Robinson Humphrey, Inc., as lead arranger for the revolving loan facility, Morgan Stanley Senior Funding, Inc., Barclays Bank plc and RBC Capital Markets, as joint bookrunners for the term loan facility and RBC Capital Markets, as documentation agent for the term loan facility.
10.3*	Collateral Agency and Intercreditor Agreement, dated as of July 2, 2012, among Zayo Group, LLC, Zayo Capital, Inc., the other grantors party thereto, Morgan Stanley Senior Funding, Inc., as administrative agent for the New Term Loan Facility under the credit agreement, SunTrust Bank, as administrative agent for the New Revolving Loan Facility under the credit agreement, SunTrust Bank, as joint collateral agent, and The Bank of New York Mellon Trust Company, N.A., as initial notes authorized representative.
10.4*	Security Agreement, dated as of July 2, 2012, Zayo Group, LLC, Zayo Capital, Inc., the other grantors party thereto, and SunTrust Bank, as the collateral agent for the secured parties.
99.1*†	Press Release dated July 2, 2012.
99.2*†	Press Release dated July 2, 2012.

99.3*	Consolidated Financial Statement of AboveNet, Inc as of December 31, 2011 and 2010 and for each of the three years ended December 31, 2011.
99.4*	Unaudited Condensed Financial Statements of AboveNet, Inc. as of March 31, 2012 and December 31, 2011 and for the three months ended March 31, 2012 and March 31, 2011.
99.5*	Unaudited Pro Forma Consolidated Financial Information.

*	Filed Herewith
†	The information contained in Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAYO GROUP, LLC

By:	/s/ Ken desGarennes
Name:	Ken desGarennes
Title:	Chief Financial Officer

DATED: July 2, 2012

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger by and among Zayo Group, LLC and AboveNet, Inc., dated as of March 18, 2012. Incorporated by reference to the Company’s Form 8-K filed on March 19, 2012.
4.1*	Secured Notes Indenture, dated as of June 28, 2012 between Zayo Escrow Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee.
4.2*	Unsecured Notes Indenture, dated as of June 28, 2012 between Zayo Escrow Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee.
4.3*	First Secured Notes Supplemental Indenture, dated as of July 2, 2012, between Zayo Group, LLC, Zayo Capital, Inc., Zayo Escrow Corporation, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.
4.4*	First Unsecured Notes Supplemental Indenture, dated as of July 2, 2012, among Zayo Group, LLC, Zayo Capital, Inc., Zayo Escrow Corp, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.
4.5	Seventh Supplemental Indenture, dated as of June 15, 2012, among Zayo Group, LLC, Zayo Capital, Inc., the guarantors party thereto, and The Bank of New York Mellon Trust Company, N.A., as trustee. Incorporated by reference to Exhibit 4.1 to the Company’s Form 8-K filed on June 19, 2012.
10.1*	Registration Rights Agreement, dated as of July 2, 2012, among Zayo Group, LLC, Zayo Capital, Inc., the guarantors party thereto, and Morgan Stanley & Co. LLC and Barclays Capital Inc., as representatives of the several initial purchasers listed therein.
10.2*	Credit Agreement, dated as of July 2, 2012, among Zayo Group, LLC, Zayo Capital, Inc., the guarantors party thereto, the lenders party thereto, SunTrust Bank, as issuing bank, SunTrust Bank, as collateral agent, Morgan Stanley Senior Funding, Inc., as administrative agent for the term loan facility, SunTrust Bank, as administrative agent for the revolving loan facility, Morgan Stanley Senior Funding, Inc. and Barclays Bank plc, as co-syndication agents and joint lead arrangers for the term loan facility, SunTrust Robinson Humphrey, Inc., as lead arranger for the revolving loan facility, Morgan Stanley Senior Funding, Inc., Barclays Bank plc and RBC Capital Markets, as joint bookrunners for the term loan facility and RBC Capital Markets, as documentation agent for the term loan facility.
10.3*	Collateral Agency and Intercreditor Agreement, dated as of July 2, 2012, among Zayo Group, LLC, Zayo Capital, Inc., the other grantors party thereto, Morgan Stanley Senior Funding, Inc., as administrative agent for the New Term Loan Facility under the credit agreement, SunTrust Bank, as administrative agent for the New Revolving Loan Facility under the credit agreement, SunTrust Bank, as joint collateral agent and The Bank of New York Mellon Trust Company, N.A., as initial notes authorized representative.
10.4*	Security Agreement, dated as of July 2, 2012, Zayo Group, LLC, Zayo Capital, Inc., the other grantors party thereto, and SunTrust Bank, as the collateral agent for the secured parties.
99.1*†	Press Release dated July 2, 2012.
99.2*†	Press Release dated July 2, 2012.
99.3*	Audited Combined Financial Statements of AboveNet, Inc.
99.4*	Unaudited Consolidated Financial Statements of AboveNet, Inc. for the three months ended March 31, 2012 and March 31, 2011.
99.5*	Unaudited Pro Forma Consolidated Financial Information.

*	Filed Herewith
†	The information contained in Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.